Exhibit 99.2

TRUST AGREEMENT

THIS TRUST AGREEMENT, effective as of December 20, 2006, is made by and between DNB FINANCIAL CORPORATION ("Company") and DNB FIRST, NATIONAL ASSOCIATION in its capacity as Trustee ("Trustee").

WHEREAS, the Company has a adopted the DNB Financial Corporation Supplemental Executive Retirement Plan for William S. Latoff (the “Plan”);

WHEREAS, the Company has incurred or expects to incur liability under the terms of the Plan to Mr. Latoff (the “Participant”);

WHEREAS, the Company wishes to establish a trust (the "Trust") and to contribute to the Trust the assets that shall be held therein, subject to the claims of the Company's creditors in the event of the Company's Insolvency, as defined in Section 4, until paid to the Participant in such manner and at such times as specified in the Plan and this Trust Agreement;

WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a management or highly compensated employee as described in Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”); and

WHEREAS, it is the intention of the Company to make contributions to the Trust to provide a source of funds to meet its liabilities under the Plan.

NOW THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

Section 1. Establishment of Trust.

(a) The Company hereby establishes the Trust with the Trustee, consisting of such sums of money and other property acceptable to the Trustee as from time to time shall be paid and delivered to and accepted by the Trustee from the Company (the "Trust Fund"). The Trustee shall have no duty to determine or collect contributions under the Plan and shall have no responsibility for any property until it is received and accepted by the Trustee. The Company shall have the sole duty and responsibility for the determination of the accuracy or sufficiency of the contributions to be made under the Plan. All such money and other property paid or delivered to and accepted by the Trustee shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Trust Agreement.

(b) The Trust hereby established shall be irrevocable; notwithstanding the fact that the Trust is irrevocable, the Company may terminate the Plan to the extent permitted by its terms.

(c) The Trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Code, as amended, and shall be construed accordingly. The Company represents and warrants to the Trustee that the Plan is not and shall not be subject to Part 4 of Title I of ERISA.

(d) The principal of the Trust and any earnings thereon shall be held separate and apart from other funds of the Company and shall be used exclusively for the purposes of paying benefits to the Participant under the Plan, expenses of the Trust and, in the event of Insolvency, obligations of the Company to its general creditors as herein set forth. The Participant and his beneficiaries shall have no preferred claim on, nor any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be unsecured contractual rights of the Participant and his beneficiaries against the Company. Any assets held by the Trust will be subject to the claims of the Company's general creditors under federal and state law in the event of Insolvency, as defined in Section 4(a) herein.

(e) In addition to the contributions necessary to meet the funding requirement described in Section 2, the Company, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with the Trustee to augment the principal to be held, administered and disposed of by the Trustee as provided in this Trust Agreement. Neither the Trustee nor the Participant or any beneficiary shall have any right to compel such additional deposits.

Section 2. Trust Funding Requirement

From time to time, the Company shall contribute to the Trust (in cash or other property as provided or permitted by the Plan) the amounts the Company is obligated to credit to the Participant’s account under the Plan (herein, the “Deferred Compensation Account”), except that no amounts shall be contributed during any period to the extent necessary to avoid the application of Section 409A(b)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), or regulations applicable thereto.

Section 3. Payments to the Participant and his Beneficiaries.

(a) The Company shall deliver to the Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of the Participant and that provides a formula or other instructions acceptable to the Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of such amounts. The Company shall be responsible for notifying the Trustee of any change in the information on the Payment Schedule. Except as otherwise provided herein, the Trustee shall make payments to the Participant (including beneficiaries) in accordance with such Payment Schedule.

(b) It is the intent of the Company and the Trustee that the Company shall be responsible for determining and effecting all federal, state and local tax aspects of the Plan and the Trust Fund, including without limitation income taxes payable on the Trust Fund's income, if any, any required withholding of income or other payroll taxes in connection with the payment of benefits from the Trust Fund pursuant to the Plan, and all reporting required in connection with any such taxes. To the extent that the Company is required by applicable law to pay or withhold such taxes or to file such reports, such obligation shall be a responsibility allocated to the Company, as the case may be, hereunder. To the extent the Trustee is required by applicable law to pay or withhold such taxes or to file such reports, the Company shall inform the Trustee of such obligation, shall direct the Trustee with respect to the performance of such obligations and shall provide the Trustee with all information required by the Trustee to meet such obligations. Notwithstanding the foregoing, the Company may elect to pay any applicable taxes directly. In the event the Company pays taxes directly, such amounts may be reimbursed from Trust assets by the Trustee, provided that the Company certifies the amount of taxes paid directly and instructs the Trustee to remit a reimbursement of such taxes to the Company.

(c) The entitlement of the Participant (including any beneficiaries) to benefits under the Plan shall be determined by the Company or such party as it shall designate under the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan. The Company shall notify the Trustee of such determination and shall direct commencement of payments of such benefits.

(d) The Company may make payment of benefits directly to the Participant as they become due under the terms of the Plan. The Company shall notify the Trustee of its decision to make payment of benefits directly prior to the time such amounts are payable. If requested by the Company, the Trustee shall reimburse the Company for any benefits under the Plan and Trust which are paid by the Company or otherwise satisfied. In addition, if the principal of the Trust, together with any earnings thereon, are not sufficient to make payment of benefits in accordance with the terms of the Plan, the Company shall immediately make up the balance of each such payment as it falls due. The Trustee shall notify the Company when principal and earnings are not sufficient.

Section 4. Trustee Responsibility regarding Payments to Trust Beneficiary When Company Is or Is Alleged to Be Insolvent.

(a) The Trustee shall cease payment of benefits to the Participant and his beneficiaries if the Company is Insolvent. The Company shall be considered "Insolvent" for purposes of this Trust Agreement if (i) the Company is unable to pay its debts as they become due, or (ii) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code. A determination of Insolvency under the terms of this Trust Agreement does not constitute an admission of insolvency by the Company for any other purpose.

(b) At all times during the continuance of this Trust, as provided in Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of the Company under federal and state law as set forth below.

(1) The Board of Directors and the Chief Executive Officer of the Company shall have the duty to inform the Trustee in writing of the Company's Insolvency. If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, the Trustee shall determine whether the Company is Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to the Participant and his beneficiaries. In all cases, the Trustee shall be entitled to conclusively rely upon the written certification of (i) the Board of Directors, or (ii) the Chairman of the Company’s Audit Committee, or (iii) the Chief Executive Officer of the Company at any time that the Participant is not Chief Executive Officer of the Company, when determining whether the Company is Insolvent.

(2) Unless the Trustee has received notice from the Company or a person claiming to be a creditor alleging that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent. The Trustee may in all events rely on such evidence concerning the Company's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Company's solvency.

(3) If at any time the Trustee has determined that the Company is Insolvent, the Trustee shall discontinue payments to the Participant or his beneficiaries and shall hold the assets of the Trust for the benefit of the Company's general creditors except that the Trustee's fees and expenses may continue to be paid pursuant to Section 11 subject to any applicable bankruptcy rules. Nothing in this Trust Agreement shall in any way diminish any rights of the Participant or his beneficiaries to pursue their rights as general creditors of the Company with respect to benefits due under the Plan or otherwise.

(4) The Trustee shall resume the payment of benefits to the Participant or his beneficiaries in accordance with Section 3 of this Trust Agreement only after the Trustee has determined that the Company is not Insolvent (or is no longer Insolvent).

(c) Provided that there are sufficient assets if the Trustee discontinues the payment of benefits from the Trust pursuant to Section 4(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to the Participant or his beneficiaries under the terms of the Plan (as certified to the Trustee by the Company) for the period of such discontinuance less the aggregate amount of any payments made to the Participant or his beneficiaries by the Company in lieu of the payments provided for hereunder during any such period of discontinuance.

Section 5. Payments to Company.

Except as otherwise specifically provided in this Trust Agreement, the Company shall have no right or power to direct the Trustee to return to the Company or to divert to others any of the Trust assets before all payment of benefits has been made to the Participant and his beneficiaries pursuant to the terms of the Plan (as certified to the Trustee by the Company). Notwithstanding the above, the Company may direct the Trustee to transfer to the Company Trust Fund assets in an amount necessary to avoid triggering taxable income to the Participant or a beneficiary if the Participant or beneficiary would be required to recognize income tax on such funds if they remain in the Trust. The Trustee shall be entitled to rely solely on the Company's representation that the amount directed to be returned to the Company could become taxable to the Participant or a beneficiary and shall have no duty to review the Company's determination of the amount.

Section 6. Investment and Administrative Authority.

(a) The Trustee shall invest the assets of the Trust in accordance with the directions of the Company. Subject to the investment directions of the Company, the Trustee shall have the following powers:

(1) The Trustee may invest and reinvest the principal and income of the Trust and keep it invested, without distinction between principal and income, as provided in the Investment Guidelines.

(2) The Trustee may collect and receive any and all money and other property due the Trust and give full discharge therefor.

(3) The Trustee may settle, compromise or submit to arbitration any claims, debt or damages due or owing to or from the Trust; the Trustee may also commence or defend suits or legal proceedings to protect any interest of the Trust, and may represent the Trust in all suits or legal proceedings in any court or before any other body or tribunal.

(4) The Trustee may take all action necessary to pay for authorized transactions, including the temporary advancement of cash or securities to settle security purchases and/or foreign exchange or contracts for foreign exchange and any property at any time held in the Trust Fund shall be security therefore to the extent of such advancement until it is repaid.
(5) The Trustee may appoint custodians, subcustodians or subtrustees, domestic or foreign (including affiliates of the Trustee), as to part or all of the Trust. The Trustee shall not be responsible or liable for any losses or damages suffered by the Company arising as a result of the insolvency of any custodian, subcustodian or subtrustee, except to the extent the Trustee was negligent in its selection or continued retention of such custodian, subcustodian or subtrustee. In no event shall Trustee be liable for the acts or omissions of any custodian, subcustodian or subtrustee appointed pursuant to the direction of the Company or an investment manager.

(6) The Trustee may hold property in nominee name, in bearer form, or in book entry form, in a clearinghouse corporation or in a depository (including an affiliate of the Trustee), so long as the Trustee's records clearly indicate that the assets held are a part of the Trust. The Trustee shall not be responsible for any losses resulting from the deposit or maintenance of securities or other property (in accordance with market practice, custom, or regulation) with any recognized foreign or domestic clearing facility, book-entry system, centralized custodial depository, or similar organization.

(7) The Trustee may generally do all acts, whether or not expressly authorized, which the Trustee may deem necessary or desirable for the protection of the Trust.

(b) Notwithstanding any other provision of this Agreement, to the extent that the Company has directed the Trustee to invest Trust assets in shares of Company common stock or other stock for which Company common stock has been exchanged (“Stock”), the Trustee shall be authorized to accept, hold and purchase Stock, reinvest income in Stock, and otherwise administer Stock for the benefit of the Participant, without any obligation to diversify investments or investment risk for the benefit of the Participant, and without regard to any “prudent investor” or similar laws or rules, and notwithstanding that the Trustee may be affiliated with the Company or otherwise personally interested in the Company, the Stock or any transactions in Stock; and the Trustee shall have no obligation to refrain from self-dealing in connection with any Stock or any interests in Stock administered by the Trustee. Without limiting the foregoing, the Trustee shall not be obligated, even when requested by the Participant, to sell or otherwise dispose of any Stock prior to distribution of the Stock to the Participant in accordance with the provisions of the Plan, the Participant’s applicable elections, and this Trust Agreement. The Company, for itself and its successors, hereby releases, holds harmless and indemnifies the Trustee, all successors to the Trustee in such capacity, and each of their agents and the respective successors, personal representatives and heirs of each of the foregoing, from and against all liability (including without limitation due to claims of negligence), loss, cost, damages (including without limitation consequential damages, lost profits, loss of expectation and punitive or exemplary damages of all kinds) and expense (including without limitation attorneys fees and costs of litigation) which the Company or the Participant or his personal representatives, heirs or beneficiaries may now or hereafter suffer or incur by virtue of the Trustee’s acting or omitting to act based on the authority granted to the Trustee in this subsection. The provisions of this subsection shall survive the termination of this Trust Agreement.

(c) Neither the Company nor the Trustee shall have discretion to vote any shares of Stock except pursuant to instructions received from the Participant. The Trustee shall be authorized, in its discretion, to take either of the following actions in connection with shareholders meetings or other circumstances where the Participant’s vote, approval or other action is requested: (i) to forward to each Participant the materials received by the Trustee for the Participant with respect to the vote, approval or other action, along with a notification to the Participant to deliver the proxy card or other voting, approval or other materials directly to the Company or elsewhere as the Company shall direct; or (ii) to forward to the Participant copies of the materials received with respect to the vote, approval or other action, along with a notification to the Participant that the Trustee will vote or withhold votes, or provide or withhold other approvals or actions, with respect to shares of Stock allocated to the Deferred Compensation Account, only according to instructions received from the Participant. In the case described in clause (ii) of this subsection, the Trustee shall have no authority to take any action with respect to a vote, approval or other action requested of any Stock allocated to the Deferred Compensation Account in the absence of instructions from the Participant. The Company agrees, to the extent requested by the Trustee, to: (I) provide to the Trustee copies of materials being distributed to shareholders as the Trustee may request in order to fulfill the Trustee’s obligations to the Participant under this Trust Agreement with respect thereto; and (II) deliver such materials directly to the Participant, along with any notification or other materials required by the Trustee, to addresses to be provided by the Trustee.

Section 7. Settlement and Income; Market Practice Settlements.

(a) In accordance with the Trustee's standard operating procedure, the Trustee shall credit the Trust Fund with income, which shall include interest, dividends and return of capital, and maturity proceeds on securities on contractual payment date net of any taxes or upon actual receipt. To the extent the Trustee credits income on contractual payment date, the Trustee may reverse such accounting entries to the contractual payment date if the Trustee reasonably believes that such amount will not be received.

(b) In accordance with the Trustee's standard operating procedure, the Trustee will attend to the settlement of securities transactions on the basis of either contractual settlement date accounting or actual settlement date accounting. To the extent the Trustee settles certain securities transactions on the basis of contractual settlement date accounting, the Trustee may reverse any entry relating to such contractual settlement if the Trustee reasonably believes that such amount will not be received.

(c) Settlements of transactions may be effected in trading and processing practices customary in the jurisdiction or market where the transaction occurs. The Company acknowledges that this may, in certain circumstances, require the delivery of cash or securities (or other property) without the concurrent receipt of securities (or other property) or cash. In such circumstances, the Trustee shall have no responsibility for nonreceipt of payment (or late payment) or nondelivery of securities or other property (or late delivery) by the counterparty.

Section 8. Disposition of Income.

During the term of this Trust, all income received by the Trust with respect to the Deferred Compensation Account, net of expenses and taxes, shall be accumulated and reinvested in and for the benefit of the Deferred Compensation Account, and in the case distributions with respect to Stock, according to the procedures and valuation provisions as are applicable under the Company’s dividend reinvestment plan from time to time. In order to comply with this requirement, the Trustee is authorized to deposit Stock held by it in one or more accounts under the Company’s dividend reinvestment plan. The Trustee shall have no liability to anyone whatsoever for any failure of the Company, any administrator or any other agent of the Company to adhere to the provisions of the Company’s dividend reinvestment plan.

Section 9. Accounting by Trustee.

The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between the Company and the Trustee. Within sixty (60) days following the close of each calendar year and within ninety (90) days after the removal or resignation of the Trustee, the Trustee shall deliver to the Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be. If, within 120 days after the Trustee mails to the Company a statement with respect to the Trust, the Company has not given the Trustee written notice of any exception or objection thereto, the statement shall be deemed to have been approved, and in such case, the Trustee shall not be liable for any matters in such statements. The Company or its agent shall have the right at its own expense and with prior written notice to the Trustee to inspect the Trustee's books and records directly relating to the Trust Fund during normal business hours.

Section 10. Responsibility of Trustee.

(a) The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Company which is contemplated by, and in conformity with, the terms of the Plan (as certified to the Trustee by the Company) or this Trust and is given in writing by the Company. In the event of a dispute between the Company and a third party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

(b) The Trustee is not a party to and has no duties or responsibilities under the Plan other than those that may be expressly contained in this Trust Agreement. In any case in which a provision of this Trust Agreement conflicts with any provision in the Plan, this Trust Agreement shall control.

(c) The Trustee shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Trust Agreement and shall be held harmless in acting upon any notice, request, direction, instruction, consent, certification or other instrument believed by it to be genuine and delivered by the proper party or parties.

(d) The Company agrees to indemnify and hold harmless the Trustee, its parent, subsidiaries and affiliates, and each of their respective officers, directors, employees and agents from and against all liability, loss and expense, including reasonable attorneys' fees and expenses incurred by the Trustee or any of the foregoing indemnitees arising out of or in connection with this Trust Agreement, except as a result of the Trustee's own negligence, willful misconduct, bad faith or breach of this Agreement or of its fiduciary duties. The Trustee shall be fully indemnified by the Company for any action taken in accordance with, or any failure to act in the absence of, the Company's or an investment manager's directions. If the Trustee undertakes or defends any litigation arising in connection with this Trust, the Company agrees to indemnify the Trustee against the Trustee's costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments except where the Trustee is determined to be liable due to its negligence, willful misconduct, bad faith, or breach of this Trust Agreement or of its fiduciary duties. If the Company does not pay such costs, expenses and liabilities in a reasonably timely manner, the Trustee may obtain payment from the Trust. This Section 10(d) shall survive the termination of this Trust Agreement. The provisions of this subsection shall supplement and shall not restrict the application of any other provisions of this Trust Agreement providing for indemnification, hold-harmless or release of the Trustee, and in the event of a conflict in application of this subsection and any other such provision, the provision most protective to the Trustee shall control.

(e) The Trustee may consult with legal counsel (who may also be counsel for the Company generally) with respect to any of its duties or obligations hereunder and as a part of its reimbursable expenses under this Agreement, pay counsel's reasonable compensation and expenses. The Trustee shall be entitled to rely on and may act upon advice of counsel on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice.

(f) The Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals, including affiliates, to assist it in performing any of its duties or obligations hereunder.

(g) The Trustee shall have without exclusion, all powers conferred on Trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

(h) Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Code.

(i) Notwithstanding anything in this Trust Agreement to the contrary contained herein, the Trustee shall not be responsible or liable for any losses to the Trust resulting from any event beyond the reasonable control of the Trustee, its agents or custodians, including but not limited to nationalization, strikes, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Trust's property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God; or any other similar event; or any action or omission taken by the Trustee consistent with the provisions of this Trust Agreement.

(j) The Trustee shall not be liable for any act or omission of any other person, except to the extent that such person is an agent of the Trustee (not appointed pursuant to the direction of the Company or an investment manager) or under the control of the Trustee, in carrying out any responsibility imposed upon such person and under no circumstances shall the Trustee be liable for any indirect, consequential, or special damages with respect to its role as Trustee.

(k) The Trustee shall not be obligated to monitor, or to advise or give any notices to the Participant with respect to, the Stock, the Company or the market value, trading prices or other events affecting the Stock or the Company.

(l) The provisions of this Section shall survive the termination of this Trust Agreement.

Section 11. Compensation and Expenses of Trustee.

The Company shall pay all Trustee's fees and expenses necessary for the Trustee to fulfill its duties hereunder as mutually agreed between the parties. If not so paid within sixty (60) days after an invoice is sent to the Company, the fees and expenses shall be paid from the Trust. The Company acknowledges that as part of the Trustee's compensation, the Trustee may earn interest on balances including disbursement balances and balances arising from purchase and sale transactions. If the Trustee advances cash or securities to the Trust for any purpose, or in the event that the Trustee shall incur or be assessed taxes, interest, charges, expenses, assessments, or other liabilities in connection with the performance of this Trust Agreement, except such as may arise from its own negligent failure to act or willful misconduct, any property at any time held in the Trust Fund shall be, to the extent of the advance, security therefor and the Trustee shall be entitled to collect from the Trust sufficient cash for reimbursement, and if such cash is insufficient, dispose of the assets of the Trust Fund to the extent necessary to obtain reimbursement. To the extent the Trustee advances funds to the Trust for disbursements or to effect the settlement of purchase transactions, the Trustee shall be entitled to collect from the Trust either (i) with respect to domestic assets, an amount equal to what would have been earned on the sums advanced (an amount approximating the "federal funds" interest rate) or (ii) with respect to non-domestic assets, the rate applicable to the appropriate foreign market.

Section 12. Change of Control

(a) For purposes of this Agreement, a "Change of Control" shall mean any one or more of the following with respect to the Company:

(1) a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") (or any successor provision) as it may be amended from time to time;

(2) any "persons" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act in effect on the date first written above), other than Company, its primary wholly owned subsidiary bank (“Bank’) or any "person" who on the date hereof is a director of officer of Company or Bank, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Company representing 25% or more of the combined voting power of Company's then outstanding securities; or

(3) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of Company or Bank cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

(b) The Company shall have the duty to inform the Trustee in writing upon the occurrence of a Change of Control. The Trustee shall be entitled to conclusively rely upon such written certification of the Company and shall have no responsibility or liability for determining whether a Change of Control has occurred.

Section 13. Resignation and Removal of Trustee.

(a) The Trustee may resign at any time by written notice to the Company, which shall be effective sixty (60) days after receipt of such notice unless the Company and the Trustee agree otherwise.

(b) The Trustee may be removed by the Company on sixty (60) days notice or upon shorter notice accepted by the Trustee, except that after a Change of Control as defined herein, the Trustee may not be removed by the Company for one year.

(c) Upon resignation or removal of the Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within ninety (90) days after receipt of the notice of resignation, removal or transfer, unless the Company extends the time limit.

(d) If the Trustee resigns or is removed, a successor shall be appointed in accordance with Section 14 hereof by the effective date of resignation or removal under paragraphs (a) or (b) of this Section. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. The Trustee shall continue to fulfill its duties hereunder and shall receive compensation pursuant to Section 11 until the successor's appointment is effective. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

(e) If the Trustee resigns within one year of a Change of Control, as defined herein, the Trustee shall select a successor Trustee in accordance with the provisions of Section 14(c) hereof prior to the effective date of the Trustee's resignation.

Section 14. Appointment of Successor.

(a) If the Trustee resigns or is removed in accordance with Section 13 (a) or (b) hereof, the Company shall appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace the Trustee upon such resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the Company or the successor Trustee to evidence the transfer.

(b) The successor Trustee need not examine the records and acts of any prior Trustee and shall not be responsible for and the Company shall indemnify and defend the successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

(c) If the Trustee resigns pursuant to the provisions of Section 13(e) hereof and selects a successor Trustee, the Trustee may appoint any third party such as a bank trust department or other party that may be granted corporate trustee powers under state law. The appointment of a successor Trustee shall be effective when accepted in writing by the new Trustee. The new Trustee shall have all the rights and powers of the former Trustee, including ownership rights in Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the successor Trustee to evidence the transfer.

Section 15. Amendment or Termination.

(a) Subject to Section 15(c), this Trust Agreement may be amended by a written instrument which is executed by the Trustee and Company and which recites that it is an amendment to this Trust Agreement. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan (as certified to the Trustee by the Company) or shall make the Trust revocable.

(b) The Trust shall not terminate until the date on which the Participant and his beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan (as certified to the Trustee by the Company). Upon termination of the Trust any assets remaining in the Trust shall be returned to the Company.

(c) Notwithstanding any other provision in this Trust Agreement, this Trust Agreement may not be amended within one year after the occurrence of a Change of Control, unless the Trustee determines, in its discretion, that such amendment is necessary for the administration of the trust and does not conflict with or alter the provisions of the Plan.

Section 16. Miscellaneous.

(a) Neither the Company nor the Trustee may assign this Trust Agreement without the prior written consent of the other, except that the Trustee may assign its rights and delegate its duties hereunder to any corporation or entity which directly or indirectly is controlled by, or is under common control with, the Trustee. This Trust Agreement shall be binding upon, and inure to the benefit of, the Company and the Trustee and their respective successors and permitted assigns. Any entity which shall by merger, consolidation, purchase, or otherwise, succeed to substantially all the trust business of the Trustee shall, upon such succession and without any appointment or other action by the Company, be and become successor trustee hereunder, upon notification to the Company

(b) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

(c) Benefits payable to the Participant and his beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process

(d) Notwithstanding anything to the contrary contained elsewhere in this Trust Agreement, any reference to the Plan or Plan provisions which require knowledge or interpretation of the Plan shall impose a duty upon the Company to communicate such knowledge or interpretation to the Trustee. The Trustee shall have no obligation to know or interpret any portion of the Plan and shall in no way be liable for any proper action taken contrary to the Plan.

(e) This Trust Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania (without reference to rules of conflicts of law or choice of law) and applicable federal law. The parties hereby expressly waive, to the full extent permitted by applicable law, any right to trial by jury with respect to any judicial proceeding arising from or related to this Trust Agreement.

Section 17. Reliance of Representations.

(a) The Company and the Trustee each acknowledge that the other will be relying, and shall be entitled to rely, on the representations, undertakings and acknowledgments of the other as set forth in this Trust Agreement. The Company and the Trustee each agree to notify the other promptly if any of its representations, undertakings, or acknowledgments set forth in this Trust Agreement ceases to be true.

(b) The Company and the Trustee hereby each represent and warrant to the other that it has full authority to enter into this Agreement upon the terms and conditions hereof and that the individual executing this Trust Agreement on their behalf has the requisite authority to bind the Company and the Trustee to this.

IN WITNESS WHEREOF, the parties have duly executed this Trust Agreement as of the date first set forth above.

DNB FINANCIAL CORPORATION By: ___________________________ James H. Thornton Chairman Benefits & Compensation Committee	DNB FIRST, NATIONAL ASSOCIATION, as Trustee By: ___________________________ William J. Hieb President